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                                                                    EXHIBIT 10.1



            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                               MATERIAL CONTRACTS
                                DECEMBER 31, 1997



STEWART MORRIS, JR., as Chairman of the Board, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholders and .5% of the profits exceeding $20,000,000. For the calendar year 1997, Mr. Morris shall receive no less that $125,000 in bonus compensation. For the calendar year 1997, Mr. Morris received $224,148 in bonus compensation. Total compensation shall exclude payments made by the company for insurance premiums, board fees or stock options granted.

MALCOLM S. MORRIS, as President and Chief Executive Officer, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholders and .5% of the profits exceeding $20,000,000. For the calendar year 1997, Mr. Morris shall receive no less that $125,000 in bonus compensation. For the calendar year 1997, Mr. Morris received $224,148 in bonus compensation. Total compensation shall exclude payments made by the company for insurance premiums, board fees or stock options granted.

CARLOSS MORRIS, as Chairman of the Executive Committee, shall receive in addition to his salary, 1.5% of the first $13,000,000 of the consolidated net income of Stewart Title Guaranty Company as reported to its stockholders and
 .75% of the profits exceeding $13,000,000. For the calendar year 1997, Mr. Morris shall receive no less than $100,000 in bonus compensation. For the calendar year 1997 Mr. Morris received $228,165 in bonus compensation. Total compensation shall exclude any insurance premiums, board fees or stock options granted.

STEWART MORRIS, as Vice Chairman of the Executive Committee, shall receive in addition to his salary, 1.5% of the first $13,000,000 of the consolidated net income of Stewart Title Guaranty Company as reported to its stockholders and
 .75% of the profits exceeding $13,000,000 for calendar year 1997, Mr. Morris shall receive no less than $100,000 in bonus compensation. For the calendar year 1997 Mr. Morris received $228,165 in bonus compensation. Total compensation shall exclude any insurance premiums, board fees or stock options granted.